UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 13, 2023

OCA Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-39901	85-2218652
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1345 Avenue of the Americas, 33rd Floor New York, NY	10105
(Address of principal executive offices)	(Zip Code)

(212) 201-8533

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock, par value $0.0001 per share, and one-half of one Redeemable Warrant	OCAXU	The Nasdaq Stock Market LLC
Class A Common Stock, par value $0.0001 per share, included as part of the Units	OCAX	The Nasdaq Stock Market LLC
Redeemable Warrants included as part of the Units, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50	OCAXW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On December 30, 2022, OCA Acquisition Corp. (“OCA”) filed a definitive proxy statement (the “Extension Proxy Statement”) for a special meeting of its stockholders to be held on January 18, 2023 to consider and act upon a proposal to extend the date (the “Termination Date”) by which OCA must complete an initial business combination from January 20, 2023 to April 20, 2023 (the “Charter Extension Date”) and to allow OCA, without the need for another stockholder vote, to elect to extend the Termination Date to consummate an initial business combination (a “Business Combination”) on a monthly basis, up to nine times, by an additional one month each time after the Charter Extension Date, by resolution of OCA’s board of directors, if requested by OCA Acquisition Holdings LLC, a Delaware limited liability company. The Extension Proxy Statement was mailed to OCA stockholders of record as of December 22, 2022. Stockholders may obtain a copy of the Extension Proxy Statement at the SEC’s website (www.sec.gov).

As set forth in the Extension Proxy Statement, the deadline by which OCA public stockholders had to complete the procedures for electing to redeem their shares of Class A common stock, par value $0.0001 per share (the “Class A Common Stock”) was 5:00 p.m., Eastern Time, on January 13, 2023 (“Redemption Deadline”). The initial number of shares of Class A Common Stock tendered for redemption prior to the Redemption Deadline was 11,049,283. The deadline for stockholders to withdraw previously submitted redemption requests is Wednesday, January 18, 2023, prior to 11:00 a.m., Eastern Time, subject to approval by the board of directors of OCA.

Stockholders may make such request by contacting our transfer agent, Continental Stock Transfer & Trust Company, at 917-262-2373, or email proxy@continentalstock.com.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 17, 2023

OCA ACQUISITION CORP.

By:	/s/ Jeffrey Glat
Name:	Jeffrey Glat
Title:	Chief Financial Officer and Director

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